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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: May 22, 2001

                          ACT Teleconferencing, Inc.
            (Exact name of registrant as specified in its charter)

            Colorado                      0-27560                     84-1132665
    (State of Incorporation)       (Commission File No.)    (IRS Employer Identification No.)

            1658 Cole Boulevard, Suite 130, Golden, Colorado 80401
          (Address of principal executive offices)             Zip Code

                                (303) 235-9000
                        (Registrant's telephone number)


Item 7.  Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed or incorporated by reference.

Item 9.  Regulation FD Disclosures

We are filing this amendment to our 8-K dated May 22, 2001 to file our press release and presentation outline regarding our Annual Message for Shareholders and Analysts under Item 9 instead of Item 5 as previously filed.

                         This report contains 10 pages
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ACT Teleconferencing, Inc.
                                           (Registrant)




Date: May 22, 2001                    By: /s/Gavin Thomson
                                          ---------------------------------
                                          Gavin Thomson
                                          Chief Financial Officer

                                 Exhibit Index

No.    Description
---    ---------------------
(All exhibits are filed electronically)

99.1   Press release dated May 22, 2001.
99.2   Presentation Outline for Annual Message to Shareholders and Analysts.

                                       2